SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D. C. 20549



                           FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   April 28, 1998




                WISCONSIN ELECTRIC POWER COMPANY
    (Exact name of registrant as specified in its charter)



                             1-1245
                    (Commission file number)

      Wisconsin                                 39-0476280
  (State or other jurisdiction of         (I.R.S. Employer
Identification No.)
   incorporation or organization)


231 West Michigan Street, P.O. Box 2949, Milwaukee, Wisconsin
53201
          (Address of principal executive offices)
(Zip Code)


                         (414) 221-2345
      (Registrant's telephone number, including area code)





                         NOT APPLICABLE
 -------------------------------------------------------------
 (Former name or former address, if changed since last report)







FORM 8-K

                        WISCONSIN ELECTRIC POWER COMPANY
                        --------------------------------


ITEM 5.  OTHER EVENTS

1998 Test Year: On December 23, 1997, the Public Service Commission of Wisconsin ("PSCW") issued an order authorizing WE to implement interim Wisconsin retail rate increases effective January 1, 1998 in the amount of $154.2 million on an annualized basis, including $134.9 million for electric operations, $18.5 million for gas operations and $0.8 million for the City of Milwaukee steam operations. The PSCW authorized permanent annualized Wisconsin retail base rate increases effective May 1, 1998 of $160.2 million or 12.7% for electric operations, $18.5 million or 5.4% for gas operations and $1.2 million or 9.3% for the City of Milwaukee steam operations. The increases were based upon an authorized regulatory return on common equity of 12.2%.






















FORM 8-K

                        WISCONSIN ELECTRIC POWER COMPANY
                        --------------------------------
                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          WISCONSIN ELECTRIC
POWER COMPANY
                                          -----------------------
---------
                                                   (Registrant)



                                   /s/C. H. Baker
                                        -------------------------
-------------
   Date: May 6, 1998                     C. H. Baker, Vice
President - Finance
                                         Chief Financial Officer
and duly
                                         authorized officer